iShares Trust
N-SAR Filing dated 09/30/2002
Item 77Q3

Section (a)(i): The President and Principal Financial Officer have concluded that, based on their evaluation, the disclosure controls and procedures of the iShares Trust are reasonably designed to achieve the purposes described in the attached certification, Section (a)(iii).

Section (a)(ii): There were no significant changes in the iShares Trust's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Section (a)(iii): Certifications of the President and Principal Financial Officer of iShares Trust are attached.

CERTIFICATIONS


I, Garrett F. Bouton, certify that:

1. I have reviewed this report on Form N-SAR for the following thirty-three series of iShares Trust: iShares S&P/TSE 60 Index Fund; iShares S&P Europe 350 Index Fund; iShares S&P MidCap 400 Index Fund; iShares S&P MidCap
400/BARRAGrowth Index Fund; iShares S&P MidCap 400/BARRA Value Index Fund; iShares S&P 500 Index Fund; iShares S&P 500/BARRAGrowth Index Fund; iShares S&P 500/BARRA Value Index Fund; iShares S&P SmallCap 600 Index Fund; iShares S&P SmallCap 600/BARRAGrowth Index Fund; iShares S&P SmallCap 600/BARRA Value Index Fund; iShares Russell 3000 Value Index Fund; iShares Russell 3000 Growth Index Fund; iShares Russell 3000 Index Fund; iShares Russell 2000 Value Index Fund; iShares Russell 2000 Growth Index Fund; iShares Russell 2000 Index Fund; iShares Russell 1000 Value Index Fund; iShares Russell 1000 Growth Index Fund; iShares Russell 1000 Index Fund; iShares S&P Global 100 Index Fund; iShares S&P 100 Index Fund; iShares Nasdaq Biotechnology Index Fund; iShares Russell MidCap Value Index Fund; iShares Russell MidCap Growth Index Fund; iShares Russell MidCap Index Fund; iShares S&P/TOPIX 150 Index Fund; iShares S&P Latin America 40 Index Fund; iShares S&P Global Energy Sector Index Fund; iShares S&P Global Financial Sector Index Fund; iShares S&P Global Healthcare Sector Index Fund; iShares S&P Global Telecommunications Sector Index Fund and iShares S&P Global Technology Sector Index Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 27, 2002

Garrett F. Bouton
Garrett F. Bouton
President
iShares Trust

CERTIFICATIONS

I, Michael Latham, certify that:

1. I have reviewed this report on Form N-SAR for the following thirty-three series of iShares Trust: iShares S&P/TSE 60 Index Fund; iShares S&P Europe 350 Index Fund; iShares S&P MidCap 400 Index Fund; iShares S&P MidCap
400/BARRAGrowth Index Fund; iShares S&P MidCap 400/BARRA Value Index Fund; iShares S&P 500 Index Fund; iShares S&P 500/BARRAGrowth Index Fund; iShares S&P 500/BARRA Value Index Fund; iShares S&P SmallCap 600 Index Fund; iShares S&P SmallCap 600/BARRAGrowth Index Fund; iShares S&P SmallCap 600/BARRA Value Index Fund; iShares Russell 3000 Value Index Fund; iShares Russell 3000 Growth Index Fund; iShares Russell 3000 Index Fund; iShares Russell 2000 Value Index Fund; iShares Russell 2000 Growth Index Fund; iShares Russell 2000 Index Fund; iShares Russell 1000 Value Index Fund; iShares Russell 1000 Growth Index Fund; iShares Russell 1000 Index Fund; iShares S&P Global 100 Index Fund; iShares S&P 100 Index Fund; iShares Nasdaq Biotechnology Index Fund; iShares Russell MidCap Value Index Fund; iShares Russell MidCap Growth Index Fund; iShares Russell MidCap Index Fund; iShares S&P/TOPIX 150 Index Fund; iShares S&P Latin America 40 Index Fund; iShares S&P Global Energy Sector Index Fund; iShares S&P Global Financial Sector Index Fund; iShares S&P Global Healthcare Sector Index Fund; iShares S&P Global Telecommunications Sector Index Fund and iShares S&P Global Technology Sector Index Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 27, 2002

Michael Latham
Michael Latham
Principal Financial Officer
iShares Trust